POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1996 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.


1/28/97                               /s/ Arthur H. Bryant, II
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                                                 DIRECTOR

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1996 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.


1/20/97                               /s/ John J. Armstrong
-------                               ------------------------------
                                                 DIRECTOR

                            POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1996 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.


1/23/97                               /s/ C. Hugh Bloom
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                                                 DIRECTOR

                           POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1996 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.


1/27/97                               /s/ Magalen O. Bryant
-------                               ------------------------------
                                                 DIRECTOR

                             POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1996 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.


1/24/97                               /s/ Robert L. Burrus, Jr.
-------                               ------------------------------
                                                 DIRECTOR

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1996 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.


1/28/97                               /s/ Max C. Chapman, Jr.
-------                               ------------------------------
                                                 DIRECTOR

                              POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1996 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.


1/27/97                               /s/ R. Michael McCullough
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                                                 DIRECTOR

                             POWER OF ATTORNEY


I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1996 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.


1/20/97                               /s/ Stephen P. Munn
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                                                 DIRECTOR